UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: May 15, 2026

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants' telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
2-27612	FLORIDA POWER & LIGHT COMPANY	59-0247775

700 Universe Boulevard

Juno Beach, Florida 33408

(561) 694-4000

State or other jurisdiction of incorporation or organization: Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrants	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NextEra Energy, Inc.	Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
	7.299% Corporate Units	NEE.PRS	New York Stock Exchange
	7.234% Corporate Units	NEE.PRT	New York Stock Exchange
	7.375% Corporate Units	NEE.PRV	New York Stock Exchange

Florida Power & Light Company	None

Indicate by check mark whether the registrants are an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) As part of a planned leadership succession process, on May 15, 2026, Armando Pimentel, Jr., Chief Executive Officer of Florida Power & Light Company (FPL) and a named executive officer of NextEra Energy, Inc. (NEE), resigned from such position effective May 18, 2026 and was appointed Vice Chairman of NEE effective May 18, 2026.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

The information set forth under Item 5.02(b) of this report is incorporated by reference in this Item 8.01.

Effective May 18, 2026, Scott Bores, currently serving as President of FPL, will succeed Mr. Pimentel as Chief Executive Officer of FPL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Date:  May 18, 2026

NEXTERA ENERGY, INC.
(Registrant)

CHARLES E. SIEVING
Charles E. Sieving
Executive Vice President, Chief Legal, Environmental and
Federal Regulatory Affairs Officer

FLORIDA POWER & LIGHT COMPANY
(Registrant)

CHARLES E. SIEVING
Charles E. Sieving
Executive Vice President

3